UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

XSPAND PRODUCTS LAB, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 New Brunswick Avenue Phillipsburg, New Jersey	08865
(Address of principal executive offices)	(Zip Code)

(610) 829-1039

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Copies to:

Marc J. Adesso

Waller Lansden Dortch & Davis, LLP

511 Union Street, Suite 2700

Nashville, Tennessee 37219

Telephone: (615) 244-6380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 4, 2018, Xspand Products Lab, Inc. (the “Company”) completed its acquisition (the “Closing”) of all of the voting membership interests of Edison Nation Holdings, LLC (“Edison Nation”) from all of the members of Edison Nation (the “Members”) pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) with Edison Nation and its Members dated June 29, 2018.

At the Closing, the Company, Edison Nation and the Members entered into the Fifth Amended and Restated Operating Agreement (the “LLC Agreement”) of Edison Nation. Also at the Closing, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain Members, which provided those Members with demand and piggyback registration rights in respect of any registrable shares of the Company’s common stock, par value $0.001 (the “Common Stock”) received pursuant to the terms of the Purchase Agreement.

At Closing, the Company paid consideration of: (i) $700,000 in cash to Edison Nation ($550,000 of which was subsequently used to purchase the membership interests of Access Innovation, LLC, which membership interests were then distributed to the Members), and (ii) $250,000 in cash to be used to pay off a portion of the indebtedness owed by Edison Nation to holders of certain senior convertible debt. Also at Closing, in order to pay off the remaining Edison Nation indebtedness, the Company: (i) assumed the remaining balance of the aforementioned senior convertible debt through the issuance to the holders of 4%, 5-year senior convertible notes (the “New Convertible Notes”), in the aggregate principal amount plus accrued interest on the senior convertible debt through the Closing date of $1,436,158.68, which are convertible into 287,231 shares of Common Stock, at the option of the holder of such New Convertible Notes (subject to certain adjustments as provided in the Purchase Agreement and the terms of the New Convertible Notes), and (ii) issued 557,083 shares of Common Stock in satisfaction of the indebtedness represented by promissory notes payable by Edison Nation to Venture Six, LLC and Wesley Jones.

As a result of the acquisition, the Company became the 100% owner of the voting membership interests of Edison Nation (subject to the limited approval rights held by the Preferred Members set forth in the LLC Agreement) and its wholly-owned subsidiaries, Edison Nation, LLC, SafeTV Shop, LLC and Everyday Edisons, LLC (the “Acquired Subsidiaries”), including all of the rights and interests in Edison Nation’s inventor platform and marketplace, any related intellectual property and the other properties and assets of Edison Nation and the Acquired Subsidiaries, other than (i) Access Innovation, LLC, the membership interests of which were distributed to the Members promptly following the Closing as described above, (ii) Edison Nation Medical, LLC, the membership interests of which were assigned to the Members at Closing, and (iii) the intellectual property rights relating to certain products transferred to Allstar Marketing Group, LLC at Closing. In addition, the Members retained non-voting, preferred membership interests (subject to certain limited approval rights) (the “Preferred Membership Interests”), which entitle them to a put right (the “Put Right”) to cause the Company, in its sole discretion, to either (i) redeem all of the Preferred Membership Interests from the Preferred Members in exchange for the aggregate issuance of up to 990,000 shares of Common Stock (the “Put Right Shares”), or (ii) pay the Put Price (as defined in the LLC Agreement) in cash. The Company’s indemnification rights arising out of the Members’ breaches of representations and warranties, breaches of covenants, and with respect to certain excluded liabilities under the Purchase Agreement are limited to a right of offset against, and to reduce, the Put Price or the number of Put Right Shares issuable upon exercise of the Put Right, as applicable.

The foregoing descriptions of the New Convertible Notes, the Purchase Agreement, and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of New Convertible Note, the Purchase Agreement, the LLC Agreement and the Registration Rights Agreement, which are filed, respectively, as Exhibit 2.1, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference in their entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.01 above is hereby incorporated by reference into this Item 3.02.  The Members receiving the New Convertible Notes and shares of the Company’s Common Stock pursuant to the terms of the Purchase Agreement are accredited investors within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the issuance of the shares will be made without registration in reliance on Rule 506(b) of Regulation D under the Securities Act, as well as corresponding provisions of state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01.	Regulation FD Disclosure.

On September 5, 2018, the Company issued a press release announcing the closing of its acquisition of Edison Nation. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Company’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

The Company will file the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b) not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit No.	Description
2.1	Form of New Convertible Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2018)
10.1	Membership Interest Purchase Agreement dated June 29, 2018 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2018)
10.2	LLC Agreement
10.3	Registration Rights Agreement
99.1	Press Release dated September 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 6, 2018

XSPAND PRODUCTS LAB, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer